Exhibit 99.1

BLONDER TONGUE LABS AND INNOVATIVE SYSTEMS ENABLE CURRENT AND LEGACY SMB AND HOSPITALITY VIDEO SYSTEMS FOR IP MULTICASTING

NXG Platform with IP Multicast and OTT Unicast Significantly Reduces Operating Cost, Space and Time when SMB’s Upgrade their IP Video Offerings

Old Bridge, N.J. – June 16, 2021 – Blonder Tongue Laboratories, Inc. (NYSE American: BDR), a leading US-based designer and manufacturer of telecommunications, video and cable transmission technologies, has partnered with Innovative Systems to launch two new solutions for Blonder Tongue’s NXG IP Digital Video Signal Processing Platform.

“Innovative Systems is well known for their high reliability systems and their pragmatic and cost effective approach to delivering IP video as well as their advanced middleware platform with user-friendly remote provisioning and solutions to support their Multi-Generation TV product,” said Ted Grauch, President and CEO of Blonder Tongue Laboratories, “With new security, cryptographic features, and integration work just completed, our NXG Platform can now be deployed to provide a full range of on-property video services in QAM, Analog, IP Multicast or IP Unicast formats; all from a single Innovative Systems’ IP Multicast feed. Together we’re enabling new and exciting video experiences for SMB and Hospitality market customers today and for future requirements.”

Capable to deploy at private small and medium sized business (SMB) properties, or within the service operator headend, the Blonder Tongue Labs’ NXG supports video service demarcation and turn-around services based on Innovative Systems’ InnoCryptiontm encryption technology over IP Multicast streams, or with Widevine protected Unicast MPEG-DASH streams running on Innovative Systems’ platform. NXG with InnoCryption descrambling enables cable, fiber optic and telco operators a simple and cost-effective way to enhance SMB and Hospitality customers’ video services directly from their local IPTV distribution networks. This new solution provides a critical link for hotels, stadiums, campuses, hospitals, and other institutions that have already deployed legacy video solutions but want to upgrade to the latest OTT and IPTV technology, without the high cost or burden of replacing any of their existing video infrastructure.

“Our customers are consistently seeking MDU solutions with varying requirements. Blonder Tongue’s NXG is flexible, reliable, and can reduce customer hardware requirements with little effort,” said Scott Sobolewski, Vice President of Sales at Innovative Systems. “Our combined technology transforms video capabilities and experiences for hospitality customers, who require affordable next-gen video services that will support them for years to come.”

The new products integrate seamlessly with Innovative Systems’ video middleware, including its Widevine and InnoCryptiontm based Conditional Access/Digital Rights Management (CA/DRM) systems, and are configured into Blonder Tongue’s carrier-grade 5 rack unit (RU) NXG Platform or the compact 2 RU NXG Edge Platform. The combined solution is highly customizable to the needs of each property location and can convert video content into any desired output format to meet the specific requirements of each customer.

The Blonder Tongue Labs’ NXG solution enables video services on any generation of legacy coax or ethernet wiring, providing a significant cost savings to customers who deploy the platform. Additionally, NXG can be installed in a single visit due to remote management capability for troubleshooting, monitoring, and ongoing configuration, and can significantly reduce costs, rack space, and power requirements by replacing hundreds or thousands of Set-Top Boxes (STBs) with a single NXG device.

With Blonder Tongue’s NXG platform, customers can build a uniquely customized solution based on their specific application needs. Deployment in either Edge or Headend architecture model can support IP multicast, IP unicast, Analog NTSC, or QAM based re-distribution with or without Pro:Idiom content production, as well as support transcoding and trans-rating content into MPEG-2, MPEG-4, or HEVC/H.265 in CBR or ABR output formats. Customers can then display local IPTV content either directly on TVs with or without Set-Top-Boxes.

For more information, please visit: https://www.blondertongue.com/ and https://www.innovsys.com/innovsys/

Blonder Tongue Labs

Blonder Tongue Laboratories, Inc. is the oldest designer and manufacturer of telecommunications and cable television video transmission technology in the USA. The majority of its products continue to be designed and built in their state-of-the-art New Jersey facility, which has been the Company’s home for more than 50 years. Blonder Tongue Labs offers U.S.-based engineering and manufacturing excellence with an industry reputation for delivering ultra-high reliability products. As a leader in cable television system design, the Company provides service operators and systems integrators with comprehensive solutions for the management and distribution of digital video, IPTV, and high-speed data services, as well as RF broadband distribution over fiber, IP, and Coax networks for homes and businesses. Additional information on the Company and its products can be found at www.blondertongue.com

About Innovative Systems

Innovative Systems is a mission-critical enterprise software solution that enables independent service providers to seamlessly manage their business, deliver modern network services, and reduce operating costs. Innovative Systems core products include eLation™, a market-leading Billing & Operations Support System (BSS/OSS), InnoStream™ Multi-Generation TV (MG-TV), a streaming video solution suite, and APMax™, a hardware and software Voice over IP (VoIP) platform. Based in Mitchell, South Dakota, Innovative Systems is proud to support connectivity across the country, including delivering outstanding service to its Telecom, Cable, Municipality, Power, and Utility customers and their constituents. For more information, please visit www.innovsys.com

Safe Harbor Statement

Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The information set forth above includes “forward-looking” statements. The forward-looking statements relate to future events regarding such matters as anticipated financial performance, business prospects, technological developments, new products, research and development activities and similar matters. In order to comply with the terms of the safe harbor provisions, the Company notes that a variety of factors could cause our actual results and experience to differ materially and adversely from the anticipated results or other expectations expressed in the forward-looking statements. The risks and uncertainties that may affect the operation, performance, development and results of the Company's business include, but are not limited to, those matters discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2020 in the sections entitled "Management’s Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors," and in the same sections of the Company's subsequently-filed Quarterly Reports on Form 10-Q, as may be further updated by any Current Reports on Form 8-K that we may file. The words “believe,” “expect,” “anticipate,” “project,” “target,” “intend,” “plan,” “seek,” “estimate,” “endeavor,” “should,” “could,” “may” and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections for our future financial performance, anticipated growth trends in the Company's business and other characterizations of future events or circumstances are forward-looking statements, including statements regarding the Company's ability to continue as a going concern, the Company's ability to maintain the listing of its shares on the NYSE American and the status of the Company's efforts to obtain forgiveness of the PPP loan and eligibility for such forgiveness. Readers also should carefully review the risk factors included in other documents the Company files from time to time with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, or, in the case of other documents referred to herein, the dates of those documents. The Company undertakes no obligation to publicly revise or update these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as may be required under applicable law. The Company's actual results may differ from the anticipated results or other expectations expressed in these forward-looking statements.

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For more information, contact:

Robert Brownlie

Bob Gold & Associates

310-320-2010

BT@bobgoldpr.com

Liz Rapelye
Senior Director, Marketing & Sales Support

lrapelye@blondertongue.com

(732) 679-4000